UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22933
(Investment Company Act file number)

Griffin Institutional Access Real Estate Fund
(Exact name of registrant as specified in charter)

Griffin Capital Plaza
1520 Grand Avenue
El Segundo, CA  90245
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO  80203
(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.
Holland & Knight
1180 West Peachtree Street, N.W.
Suite 1800
Atlanta, GA  30309

Registrant's telephone number, including area code: (404) 817-8500

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – September 30, 2017

Item 1.  Reports to Stockholders.

GRIFFIN
INSTITUTIONAL ACCESS
REAL ESTATE FUND

GRIFFIN INSTITUTIONAL ACCESS™ REAL ESTATE FUND

ANNUAL REPORT

September 30, 2017

www.griffincapital.com

Table of Contents

Shareholder Letter	1
Portfolio Update	10
Portfolio of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	38
Additional Information	39
Trustees’ Consideration and Approval of Renewal of Advisory Agreements	40
Trustees and Officers	44

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2017

Dear Fellow Shareholders:

We are pleased to present the annual report of the Griffin Institutional Access™ Real Estate Fund (the “Fund”). Since our last report, the Fund has grown to over $1.8 billion in assets under management. Additionally, we celebrated our three year anniversary on June 30, 2017. We greatly appreciate the support of our shareholders as well as our broker-dealer partners and will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation1 to the broader markets. From inception through September 30, 2017, the Fund’s Class A shares have generated a(n):

•	Total cumulative return of 25.83% and 7.32% annualized[2]
•	Sharpe Ratio of 3.46[2]
•	Standard deviation less than that of the Bloomberg Barclays U.S. Aggregate Bond Index[2]
•	Alpha of 6.00[2,3]
•	Beta of 0.08[2,3]

Today, real estate fundamentals remain strong by all pertinent metrics. Overall occupancy remains roughly 200 basis points above the 20-year historical average,4 driven by demand from a steadily growing economy and relatively tepid growth in new supply for most core markets. A common theme repeated within our recent writings has been net operating income (NOI) growth. This growth-oriented investment strategy has served shareholders well, as appreciation returns have moderated and a majority of private real estate returns over the trailing four quarters have been attributable to income.4 We do not expect a reversal of this trend, and thus our focus will remain on constructing a portfolio of high-quality real estate poised to deliver a growing, durable income stream. As of October 2, 2017, the Fund was invested in 21 private real estate funds representing $149.96 billion of gross asset value with 2,252 assets diversified by sector, geography and manager.5

•	AEW Core Property Trust	•	MEPT Edgemoor
•	American Core Realty Fund	•	MetLife Commercial Mortgage Income Fund
•	Barings Core Property Fund[6]	•	Morgan Stanley Prime Property Fund
•	BlackRock US Core Property Fund[7]	•	PGIM Real Estate U.S. Debt Fund
•	CBRE US Core Partners	•	Prudential PRISA
•	Clarion Lion Industrial Trust	•	RREEF America REIT II
•	Clarion Lion Properties Fund	•	Sentinel Real Estate Fund
•	Guggenheim US Property Fund	•	Stockbridge Smart Markets Fund
•	Hancock U.S. Real Estate Fund	•	UBS Trumbull Property Fund
•	Heitman America Real Estate Trust	•	USAA US Government Building Fund
•	Heitman Core Real Estate Debt Income Trust

PORTFOLIO ALLOCATION

1.
Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

2.
Source: Morningstar Direct. Performance reflects the reinvestment of dividends and other distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results.

3.	Benchmark S&P 500.
4.	Source: NCREIF Property Index (NPI) Trends Report, Q3 2017. One basis point is equal to 1/100th of 1%, or 0.01%.
5.	Source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 10/2/17. Fund allocation, sector, and geographic diversification are subject to change.
6.	Formerly known as the Cornerstone Patriot Fund.
7.	Formerly known as BlackRock Granite Property Fund.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2017

(Shareholder Letter continued)

Since inception, the Fund has remained overweight to private securities relative our long-term target allocation. This overweight to private real estate has been a strong contributor to returns over the trailing year ending September 30, 2017, as publicly traded real estate investment trusts (REITs) produced a total return of 0.94%.8 In addition to our equity portfolio, we continue to expand our exposure to private real estate debt securities. We are now invested in three private debt securities managed by “best in class” teams (MetLife, Prudential and Heitman). Moving forward, we will continue to grow our private debt exposure, which should, in turn, further diversify our portfolio and mitigate risk. U.S. REITs have grown increasingly attractive over the past quarter, and as such we slightly increased our exposure. Currently, the implied cap rate for REITs is 5.7%,9 which is roughly 81 basis points above the 3Q17 NCREIF Property Index (NPI)10 cap rate. This relative valuation gap indicates that public REITs are undervalued relative their private peers. Should this imbalance persist, we would expect to see an increase in the frequency of public to private trades, such as Brookfield’s announcement to take GGP Inc. private.

During the third quarter, e-commerce and logistics companies continued to drive unprecedented demand for industrial properties. The overall industrial vacancy rate declined to 3.93% during the quarter—the second lowest level since 2001—while recent NOI growth rose to levels unseen since 2000.10 Office fundamentals continue to benefit from an overall expanding economy led by growth in technology, financial services, and government and co-working segments. We expect this sector to continue to see outsized growth as leases signed 5+ years ago are renegotiated within a much more favorable environment for landlords. This has translated into four quarter trailing NOI growth for office assets of 7.85%,10 nearly four times the historical average. National socioeconomic conditions continued to support multifamily demand. Overall, the U.S. vacancy rate is still near its cyclical bottom, and the homeownership rate of 63.9%11 is still near the 50-year low. We expect tax reform will do little to shift these trends as Trump’s proposed tax plan is less friendly to homeowners.

We are proud of our performance to date. Our Sharpe ratio of 3.46 since inception12 is more than three times the S&P 500. Further, our standard deviation of 2.0312 was less than that of the Bloomberg Barclays Aggregate Bond Index. Despite continued geopolitical uncertainties, we are more informed than we were even one quarter ago. Jerome Powell will be the next Federal Reserve Chair, the probability of a rate rise in December is over 90%,11 and we have more information related to tax reform. The Chicago Board Options Exchange Volatility Index (VIX), a measure of market volatility, reached an all-time end of day low during the fourth quarter, a testament to the confidence market participants have shown. Further, the economy has yet to exhibit typical late-cycle characteristics that indicate a low probability of a recession. Slow growth and low interest rates create an excellent environment for commercial real estate, and we look forward to capitalizing on future opportunities to generate strong risk-adjusted returns for our shareholders. On behalf of the entire Griffin Team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE
Portfolio Manager
Griffin Institutional Access Real Estate Fund

DEFINITIONS

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury Tbill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

8.	Source: FTSE NAREIT U.S. Equity REIT Index.
9.	Source: Citi Research 11/9/2017.
10.	Source: NCREIF Property Index (NPI) Trends Report, Q3 2017.
11.	Source: Bloomberg.
12.	Source: Morningstar.

Past performance is no guarantee of future results. All metrics are based on Class A shares. The Fund offers five share classes: GIREX-Class A, GCREX-Class C, GRIFX-Class I, GLREX-Class L, and GMREX-Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at www.griffincapital.com.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2017

PRIVATE FUND DIVERSIFICATION (unaudited)

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. To achieve this goal the Fund diversifies its holdings by property type, geography and fund managers.

SECTOR DIVERSIFICATION

GEOGRAPHIC DIVERSIFICATION

Allocation, Sector, Geographic Diversification, and holdings are subject to change. Diversification does not eliminate the risk of experiencing investment losses. The charts represent the diversification by sector and geography of the private fund holdings as of 10/2/17. Based on market value.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2017

PRIVATE FUND ALLOCATION (unaudited)

PRIVATE FUND ALLOCATION

Clarion Lion Properties Fund	15.11%
Morgan Stanley Prime Property Fund	14.33%
Prudential PRISA	13.28%
CBRE US Core Partners	5.49%
Clarion Lion Industrial Trust	5.49%
Guggenheim US Property Fund	4.68%
MEPT Edgemoor	4.67%
Stockbridge Smart Markets Fund	4.52%
Sentinel Real Estate Fund	4.16%
Hancock U.S. Real Estate Fund	4.15%
UBS Trumbull Property Fund	3.72%
USAA US Government Building Fund	3.70%
American Core Realty Fund	3.46%
AEW Core Property Trust	3.40%
BlackRock US Core Property Fund[13]	2.95%
Heitman America Real Estate Trust	2.64%
RREEF America REIT II	1.23%
Barings Core Property Fund[14]	1.17%
PGIM Real Estate U.S. Debt Fund	0.71%
MetLife Commercial Mortgage Income Fund	0.64%
Heitman Core Real Estate Debt Income Trust	0.50%

13.	Formerly known as BlackRock Granite Property Fund.
14.	Formerly known as the Cornerstone Patriot Fund.

Holdings are subject to change.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2017

PRIVATE FUND SUMMARIES (unaudited)

Core Property Trust (“CPT”) is an open-end core fund that seeks to invest in high quality assets located in top-tier markets with a heavy emphasize on income, liquidity and strong long term fundamentals. CPT uses a research-based approach to target markets with high barriers to entry – physical, governmental, or economic – in addition to population and job growth potential.

The American Core Realty Fund is a diversified open-end commingled fund that invests primarily in high quality core income-producing office, industrial, retail, and multi-family properties. The Core Fund focuses its investment activity throughout the United States in major metropolitan markets that are innovation hubs containing high concentrations of our nation’s globally competitive industries and that benefit from highly educated/professional human capital.

The Barings Core Property Fund[15] is a U.S. open-end, diversified core fund that focuses on the four traditional property types and hotels. The Fund is managed with an emphasis on research, targeting “barrier” markets, which are perceived to reduce the risk of oversupply and offer potential for outsized rent growth and appreciation.

BlackRock US Core Property Fund (“US Core Property Fund”)[16] is a diversified core private REIT with an investment objective to provide current income with the potential for long term capital appreciation. The US Core Property Fund aims to beat its stated benchmark, the NFI-ODCE, while producing real estate returns and liquidity appropriate for a core fund.

U.S. Core Partners (“CBRE Core Fund”) is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multi-family assets in select major U.S. metropolitan markets that exhibit strong growth demographics.

Clarion Lion Industrial Trust (the “Fund”) is a private REIT focused on the industrial property sector in North America. The Fund invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.

Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.

GRE U.S. Property Fund L.P. (“USPF”) is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. USPF employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.

The Hancock U.S. Real Estate Fund (the “Fund”) is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Fund will target an allocation of 60% core-plus assets and 40% core investments.

Heitman Core Real Estate Debt Income Trust (the “Fund”) is a perpetual life, open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. The Fund will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.

Heitman America Real Estate Trust (“HART”) is an open-end core commingled fund. HART’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.

15.	Formerly known as the Cornerstone Patriot Fund.
16.	Formerly known as BlackRock Granite Property Fund.

Holdings are subject to change.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2017

(Private Fund Summaries continued)

Bentall Kennedy Multi-Employer Property Trust (“MEPT”) Edgemoor is an open-end, core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. MEPT Edgemoor’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. The fund upholds a strong commitment to the principles of Responsible Property Investing.

MetLife Commercial Mortgage Income Fund is a perpetual life, open-end, commercial mortgage debt fund that consists of commercial mortgage loans. The Fund seeks to provide consistent current income, attractive risk-adjusted returns and preservation of principal. The Fund seeks to achieve its investment objective by creating a portfolio of institutional-quality loans originated by MetLife Investment Management Real Estate’s existing platform, using its investment underwriting guidelines and risk management processes and policies and anticipates being broadly diversified by property type, geography, borrower and loan type.

Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.

PGIM Real Estate U.S. Debt Fund (the “Fund”) is an open-end debt fund that seeks to originate and service first mortgage and subordinate debt, fixed and floating rate loans, secured by stable income producing properties or properties exhibiting light transitional characteristics. The Fund will focus on the four main property types in the top 30 MSAs and intends to provide secure income returns from investing in a low risk, low volatility portfolio of real estate debt, with a focus on capital preservation and stability of income.

PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.

RREEF America REIT II is a core private REIT that provides an average risk exposure to the core real estate market, but does so with significantly different allocations than the index – heavily overweight to industrial assets and the West.

Sentinel Real Estate Fund is a multi-family focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.

The Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “Smart Markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.

Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. The Fund focuses on top markets for high-quality Core, institutional real estate assets.

USAA US Government Building Fund seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.

Holdings are subject to change.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2017

FUND SUB ADVISORS (unaudited)

Aon Hewitt Investment Consulting

The Fund’s Private Allocation Sub-Advisor, Aon Hewitt Investment Consulting, an Aon Company, provides investment consulting services to over 480 clients in North America with total client assets worldwide of over $3.7 trillion, including $2.0 trillion in the U.S. as of June 30, 2017. Nearly 300 investment consulting professionals in the U.S. advise institutional investors such as corporations, public organizations, union associations, health systems, endowments, and foundations.

CenterSquare Investment Management

The Fund’s Public Allocation Sub-Advisor, CenterSquare Investment Management, is focused exclusively on real estate and structured to provide attractive investment performance to institutional real estate investors. CenterSquare’s team of REIT experts has been a trusted advisor to endowments, pension plans and corporate clients. The firm currently manages $9.4 billion across a variety of real estate strategies as of September 30, 2017.

Griffin Capital Advisor, LLC along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2017

RISK DISCLOSURE (unaudited)

Investors in Griffin Institutional Access Real Estate Fund (the “Fund”) should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund that provides liquidity to shareholders through a quarterly repurchase offer. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. Currently, no secondary market exists for the Fund’s shares, and the Fund expects that no secondary market will develop.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV.

The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total return of the Fund.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market.

The Chicago Board Options Exchange Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The FTSE NAREIT U.S. All Equity REIT Index contains all tax-qualified real estate investment trusts (REITs) with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

The NCREIF Property Index (NPI) is a quarterly, unleveraged composite total return for private commercial real estate properties held for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors and held in a fiduciary environment.

The S&P 500 is an index based on market cap of the 500 largest companies having stock listed on the NYSE or NASDAQ.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2017

(Risk Disclosure continued)

You cannot invest directly in an index. Index performance does not represent actual fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

During the fiscal year ending September 30, 2017, the Fund paid distributions of $83,619,862 to its investors, consisting of distributions of $33,268,800 paid in cash and $50,351,062 that was reinvested through the Fund’s distribution reinvestment program.

During that period, the Fund received cash from dividends and distributions from the Fund’s underlying investments totaling $49,850,859, and from realized gains on its investments totaling $19,838,311, and paid cash fees and expenses of $35,590,931.

The Fund’s stated investment objective is to generate a return comprised of both income and capital appreciation with moderate volatility and low correlation to the broader markets. Thus, the Fund expects to generate a total return comprised of both dividend income and appreciation less the fees and expenses of the Fund. Since inception, a portion of the Fund’s total return was comprised of unrealized appreciation representing an increase in the value of its underlying securities, which had not been realized through a sale or other capital transaction. Distributions are determined to be economically earned if the total return of the Fund less fees and expenses of the Fund exceeds the distributions paid, and to the extent that the Fund makes distributions in excess of its total return, less fees and expenses of the Fund, the NAV will decline.

The Fund’s most recent annualized distribution rate as of September 30, 2017 was 5.22%. Distributions paid may exceed and, from time to time, have exceeded the Fund’s total return less fees and expenses of the Fund during some periods due to changes in market conditions affecting components of the Fund’s total return, including unrealized appreciation. Please reference the performance table below to view the Fund’s historical returns. Additionally, the Fund’s performance can always be found on the Griffin Capital website (www.griffincapital. com). The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.17

PERIOD ENDING	NAV RETURN	TOTAL RETURN	CUMULATIVE TOTAL RETURN
06/30/2014	N/A	N/A	N/A
09/30/2014	0.44%	1.65%	1.65%
12/31/2014	2.11%	3.40%	5.10%
03/31/2015	0.98%	2.28%	7.50%
06/30/2015	-1.24%	0.06%	7.56%
09/30/2015	1.13%	2.47%	10.21%
12/31/2015	1.01%	2.34%	12.79%
03/31/2016	1.00%	2.33%	15.42%
06/30/2016	0.95%	2.28%	18.05%
09/30/2016	-0.04%	1.28%	19.57%
12/30/2016	-0.26%	1.05%	20.83%
03/31/2017	-0.15%	1.17%	22.24%
06/30/2017	0.26%	1.59%	24.18%
09/30/2017	0.00%	1.32%	25.83%

17.	Source: Morningstar Direct.

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2017 (Unaudited)

Performance (for the periods ended September 30, 2017)

	1 Year	3 Year	Since Inception	Inception Date	Total Expense Ratio
Griffin Institutional Access Real Estate Fund – A – Without Load	5.47%	7.18%	7.41%	6/30/14	2.42%
Griffin Institutional Access Real Estate Fund – A – With Load*	‐0.57%	5.09%	5.46%	6/30/14
Griffin Institutional Access Real Estate Fund – C – Without Load	4.68%	N/A	5.73%	8/7/15	3.17%
Griffin Institutional Access Real Estate Fund – C – With Load**	3.68%	N/A	5.73%	8/7/15
Griffin Institutional Access Real Estate Fund – I – NAV	5.75%	N/A	6.77%	8/7/15	2.17%
Griffin Institutional Access Real Estate Fund – M – NAV	N/A	N/A	5.63%	11/16/16	2.92%
Griffin Institutional Access Real Estate Fund – L – Without Load	N/A	N/A	2.70%	4/24/17	2.67%
Griffin Institutional Access Real Estate Fund – L – With Load***	N/A	N/A	‐1.66%	4/24/17
S&P 500® Total Return Index	18.61%	10.81%	10.31%	6/30/14
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.71%	2.55%	6/30/14

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.
***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index) is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. The returns shown are net of applicable share class fees.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering cost. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect at least until February 1, 2018 (for Class A, C, I and M shares) and May 31, 2018 for Class L shares, unless and until the Board approves its modification or termination. Without the waiver the expenses would be 2.42%, 3.17%, 2.17%, 2.92% and 2.67% for Class A, Class C, Class I, Class M and Class L, respectively per the Fund’s most recent prospectus. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a dividend in the future; or, if any such dividend is paid, the amount or rate of the dividend.

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2017 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)*

Private Investment Funds	84.86%
Publicly Traded Securities	14.90%
Other	0.24%
TOTALS	100.00%

Portfolio Composition (as a % of Net Assets)*
Real Estate Investment Trusts	99.76%
Other Assets in Excess Of Liabilities	0.24%
TOTALS	100.00%

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | September 30, 2017	11

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2017

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (99.76%)

Private Investment Funds (84.86%)*(a)
AEW Core Property Trust	54,208	$53,345,976
American Core Realty Fund, LP	445	54,419,148
Barings Core Property Fund, LP	177,564	22,392,815
BlackRock US Core Property Fund	N/A	46,529,181
CBRE U.S. Core Partners, LP	64,159,263	86,793,075
Clarion Lion Industrial Trust	53,444	87,665,864
Clarion Lion Properties Fund, LP	168,859	238,010,508
GRE U.S. Property Fund L.P.	N/A	68,439,790
Hancock U.S. Real Estate Fund L.P.	58,500	68,992,172
Heitman America Real Estate Trust, L.P.	34,986	41,500,335
Heitman Core Real Estate Debt Income Trust, L.P.	7,875	8,018,267
MEPT Edgemoor LP	37,398	73,493,273
MetLife Commercial Mortgage Income Fund, LP	8,164	8,327,969
Morgan Stanley Prime Property Fund	11,791	211,731,893
PGIM Real Estate US Debt Fund L.P.	11,123	11,146,254
PRISA LP	139,330	209,325,971
RREEF America REIT II, Inc.	119,514	14,051,244
Sentinel Real Estate Fund, LP	678	57,473,712
Stockbridge Smart Markets Fund	40,997	61,074,502
UBS Trumbull Property Fund	10,439	112,800,440
USAA US Government Building Fund LLC	N/A	54,211,388
		1,589,743,777

Publicly Traded Securities (14.90%)
Alexandria Real Estate Equities, Inc.(a)	59,160	7,038,265
American Homes 4 Rent, Class A(a)	128,934	2,799,157
Apartment Investment & Management Co., Class A(a)	49,640	2,177,210
AvalonBay Communities, Inc.(a)	71,490	12,755,246
Boston Properties, Inc.(a)	85,140	10,462,003
Camden Property Trust	44,990	4,114,336
Chesapeake Lodging Trust(a)	104,980	2,831,311
Corporate Office Properties Trust	61,730	2,026,596
CubeSmart(a)	352,390	9,148,044
CyrusOne, Inc.(a)	98,130	5,782,801
DDR Corp.(a)	175,670	1,609,137
Digital Realty Trust, Inc.(a)	22,150	2,621,010
Douglas Emmett, Inc.(a)	142,080	5,600,794
Duke Realty Corp.(a)	196,410	5,660,536
Education Realty Trust, Inc.(a)	40,070	1,439,715
Equinix, Inc.(a)	39,290	17,535,128
Essex Property Trust, Inc.(a)	32,440	8,240,733
Federal Realty Investment Trust	28,720	3,567,311
First Industrial Realty Trust, Inc.(a)	76,270	2,294,964
General Growth Properties, Inc.(a)	212,470	4,413,002
HCP, Inc.(a)	333,200	9,272,956
Healthcare Trust of America, Inc., Class A(a)	235,800	7,026,840
Highwoods Properties, Inc.(a)	139,820	7,283,224
Hilton Worldwide Holdings, Inc.(a)	71,764	4,984,010
Host Hotels & Resorts, Inc.(a)	278,810	5,155,197
Hudson Pacific Properties, Inc.(a)	96,980	3,251,739
Invitation Homes, Inc.(a)	120,440	2,727,966
JBG SMITH Properties(a)(b)	101,185	3,461,539

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2017

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Kilroy Realty Corp.(a)	63,310	$4,502,607
Kimco Realty Corp.(a)	141,990	2,775,905
LaSalle Hotel Properties	70,970	2,059,549
Macerich Co.(a)	63,290	3,479,051
Mack-Cali Realty Corp.(a)	186,140	4,413,379
Medical Properties Trust, Inc.(a)	229,910	3,018,718
Mid-America Apartment Communities, Inc.	33,200	3,548,416
Prologis, Inc.(a)	228,680	14,512,033
PS Business Parks, Inc.(a)	12,590	1,680,765
Public Storage(a)	26,070	5,578,719
Realty Income Corp.(a)	89,040	5,092,198
Regency Centers Corp.(a)	88,710	5,503,568
Simon Property Group, Inc.(a)	123,940	19,955,579
STAG Industrial, Inc.(a)	139,320	3,827,120
Starwood Waypoint Homes(a)	208,220	7,572,961
STORE Capital Corp.(a)	167,030	4,154,036
Sun Communities, Inc.(a)	55,350	4,742,388
Sunstone Hotel Investors, Inc.(a)	143,890	2,312,312
UDR, Inc.(a)	212,040	8,063,881
Ventas, Inc.(a)	38,820	2,528,347
VEREIT, Inc.	249,100	2,065,039
Vornado Realty Trust(a)	35,510	2,730,009
Washington Real Estate Investment Trust(a)	40,010	1,310,728
Weingarten Realty Investors(a)	48,890	1,551,769
Welltower, Inc.(a)	99,050	6,961,234
		279,221,081

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,774,275,980)		1,868,964,858

TOTAL INVESTMENTS (99.76%) (Cost $1,774,275,980)		$1,868,964,858

Other Assets In Excess Of Liabilities (0.24%)		4,479,319
NET ASSETS (100.00%)		$1,873,444,177

(a)	A portion of these securities is held as collateral for the outstanding Line(s) of Credit. As of September 30, 2017, outstanding collateral amounted to $1,790,843,501.
(b)	Non-income producing security.

Common Abbreviations:
LLC	- Limited Liability Company
LP	- Limited Partnerships
REIT	- Real Estate Investment Trust

Annual Report | September 30, 2017	13

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2017

*	Additional Information on Investments in Private Investment Funds:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2017
$53,345,976	AEW Core Property Trust	Quarterly	45	$0
54,419,148	American Core Realty Fund, LP	Quarterly	10	0
22,392,815	Barings Core Property Fund, LP	Quarterly	30	0
46,529,181	BlackRock US Core Property Fund	Quarterly	60	0
86,793,075	CBRE U.S. Core Partners, LP	Quarterly	60	0
87,665,864	Clarion Lion Industrial Trust	Quarterly	90	0
238,010,508	Clarion Lion Properties Fund, LP	Quarterly	90	0
68,439,790	GRE U.S. Property Fund L.P.	Quarterly	90	5,000,000
68,992,172	Hancock U.S. Real Estate Fund L.P.	Quarterly	60	19,500,000
41,500,335	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
8,018,267	Heitman Core Real Estate Debt Income Trust, L.P.	Quarterly	90	127,125,000
73,493,273	MEPT Edgemoor LP	Quarterly	N/A**	0
8,327,969	MetLife Commercial Mortgage Income Fund, LP	Quarterly	90	1,684,992
211,731,893	Morgan Stanley Prime Property Fund	Quarterly	90	25,000,000
11,146,254	PGIM Real Estate US Debt Fund L.P.	Quarterly	90	38,757,520
209,325,971	PRISA LP	Quarterly	90	0
14,051,244	RREEF America REIT II, Inc.	Quarterly	45	15,000,000
57,473,712	Sentinel Real Estate Fund, LP	Quarterly	N/A**	0
61,074,502	Stockbridge Smart Markets Fund	Quarterly	45	10,000,000
112,800,440	UBS Trumbull Property Fund	Quarterly	60	0
54,211,388	USAA US Government Building Fund LLC	Quarterly	60	5,000,000

**	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Assets and Liabilities

September 30, 2017

ASSETS
Investments, at value (Cost $1,774,275,980)	$1,868,964,858
Cash	58,625,520
Receivable for shares sold	10,271,368
Dividends receivable	11,083,419
Prepaid expenses and other assets	85,925
Total Assets	1,949,031,090
LIABILITIES
Payable for investments purchased	1,683,809
Shareholder servicing fees payable (Note 3)	372,484
Lines of credit payable (Note 6)	69,500,000
Lines of credit interest payable (Note 6)	146,852
Investment advisory fees payable (Note 3)	2,150,393
Administration fees payable (Note 3)	61,549
Transfer agency fees payable (Note 3)	189,408
Distribution fees payable (Note 3)	395,770
Chief compliance officer fees payable (Note 3)	7,071
Trustees' fees payable (Note 3)	1,112
Legal fees payable	68,971
Audit and tax fees payable	20,500
Accrued expenses and other liabilities	988,994
Total Liabilities	75,586,913
NET ASSETS	$1,873,444,177
NET ASSETS CONSIST OF
Paid-in capital	$1,757,579,427
Accumulated net investment loss	(19,027,488)
Accumulated net realized gain	40,203,360
Net unrealized appreciation	94,688,878
NET ASSETS	$1,873,444,177
PRICING OF SHARES
Class A:
Net asset value, and redemption price per share	$26.65
Net assets	$639,448,068
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	23,993,905
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$28.28
Class C:
Net asset value, offering and redemption price per share(a)	$26.24
Net assets	$445,191,000
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	16,965,585
Class I:
Net asset value, offering and redemption price per share	$26.80
Net assets	$657,954,294
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	24,552,452
Class M:(b)
Net asset value, offering and redemption price per share	$26.54
Net assets	$117,017,738
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,409,450
Class L:(c)
Net asset value, offering and redemption price per share	$26.64
Net assets	$13,833,077
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	519,193
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$27.82

See Notes to Financial Statements.

Annual Report | September 30, 2017	15

Griffin Institutional Access Real Estate Fund	Statement of Assets and Liabilities

September 30, 2017

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see (Note 1).
(b)	The Fund’s Class M shares commenced operations on November 17, 2016.
(c)	The Fund’s Class L shares commenced operations on April 25, 2017.

See Notes to Financial Statements.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Operations

For the Year Ended September 30, 2017

INVESTMENT INCOME
Dividend income	$49,850,859
Total Investment Income	49,850,859

EXPENSES
Investment advisory fees (Note 3)	22,762,829
Administrative fees (Note 3)	646,211
Transfer Agency fees (Note 3)	826,812
Shareholder servicing fees:
Class A	1,479,889
Class C	961,404
Class L(a)	4,761
Distribution fees:
Class C	2,884,213
Class M(b)	256,530
Class L(a)	4,761
Legal fees	199,047
Audit and tax fees	20,500
Reports to shareholders and printing fees	1,038,048
SEC registration fees	79,921
State registration fees	171,995
Insurance fees	153,060
Custody fees	65,204
Chief compliance officer fees (Note 3)	81,088
Interest expense (Note 6)	4,774,959
Trustees' fees (Note 3)	168,014
Other expenses	14,335
Total Expenses	36,593,581
Less: Fees waived/expenses reimbursed by Adviser (Note 3)	(1,002,650)
Net Expenses	35,590,931
Net Investment Income	14,259,928
Net realized gain on investments	19,838,311
Net change in unrealized appreciation on investments	48,464,249
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	68,302,560
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,562,488

(a)	The Fund’s Class L shares commenced operations on April 25, 2017.
(b)	The Fund’s Class M shares commenced operations on November 17, 2016.

See Notes to Financial Statements.

Annual Report | September 30, 2017	17

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OPERATIONS:
Net investment income	$14,259,928	$5,401,480
Net realized gain on investments	19,838,311	3,153,910
Net change in unrealized appreciation on investments	48,464,249	40,349,143
Net Increase in Net Assets Resulting from Operations	82,562,488	48,904,533
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	–	(142,287)
From net realized gain on investments	(6,848,613)	(2,129,606)
From return of capital	(25,210,604)	(16,174,402)
Class C
From net investment income	–	(71,354)
From net realized gain on investments	(4,475,890)	(1,067,958)
From return of capital	(16,476,313)	(8,111,165)
Class I
From net investment income	–	(90,876)
From net realized gain on investments	(5,971,437)	(1,360,135)
From return of capital	(21,981,611)	(10,330,255)
Class M(a)
From net realized gain on investments	(530,084)	–
From return of capital	(1,951,307)	–
Class L(b)
From net realized gain on investments	(37,171)	–
From return of capital	(136,832)	–
Total Distributions to Shareholders	(83,619,862)	(39,478,038)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	190,098,368	385,193,252
Distributions reinvested	18,693,887	11,402,155
Shares redeemed	(79,904,929)	(22,628,626)
Class C
Shares sold	162,942,200	285,953,911
Distributions reinvested	12,883,938	6,045,082
Shares redeemed	(30,405,914)	(3,685,588)
Class I
Shares sold	349,727,528	282,293,973
Distributions reinvested	16,495,478	7,758,745
Shares redeemed	(63,786,421)	(13,771,640)
Class M(a)
Shares sold	115,309,100	–
Distributions reinvested	2,149,790	–
Shares redeemed	(51,485)	–
Class L(b)
Shares sold	13,746,285	–
Distributions reinvested	127,969	–
Shares redeemed	(642)	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	708,025,152	938,561,264
Net increase in net assets	706,967,778	947,987,759
NET ASSETS:
Beginning of period	1,166,476,399	218,488,640
End of period *	$1,873,444,177	$1,166,476,399
*Including accumulated net investment loss of:	$(19,027,488)	$(9,522,584)

See Notes to Financial Statements.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	19,159,502	5,038,709
Shares sold	7,129,758	14,539,008
Distributions reinvested	705,540	431,493
Shares redeemed	(3,000,895)	(849,708)
Net increase in shares outstanding	4,834,403	14,120,793
Ending shares	23,993,905	19,159,502
Class C
Beginning shares	11,443,448	521,984
Shares sold	6,182,708	10,830,507
Distributions reinvested	492,485	229,888
Shares redeemed	(1,153,056)	(138,931)
Net increase in shares outstanding	5,522,137	10,921,464
Ending shares	16,965,585	11,443,448
Class I
Beginning shares	13,251,197	2,851,754
Shares sold	13,067,182	10,623,295
Distributions reinvested	619,692	293,041
Shares redeemed	(2,385,619)	(516,893)
Net increase in shares outstanding	11,301,255	10,399,443
Ending shares	24,552,452	13,251,197
Class M(a)
Beginning shares	–	–
Shares sold	4,330,031	–
Distributions reinvested	81,351	–
Shares redeemed	(1,932)	–
Net increase in shares outstanding	4,409,450	–
Ending shares	4,409,450	–
Class L(b)
Beginning shares	–	–
Shares sold	514,387	–
Distributions reinvested	4,830	–
Shares redeemed	(24)	–
Net increase in shares outstanding	519,193	–
Ending shares	519,193	–

(a)	The Fund’s Class M shares commenced operations on November 17, 2016.
(b)	The Fund’s Class L shares commenced operations on April 25, 2017.

See Notes to Financial Statements.

Annual Report | September 30, 2017	19

Griffin Institutional Access Real Estate Fund	Statement of Cash Flows

For the Year Ended September 30, 2017
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$82,562,488
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(817,065,923)
Proceeds from sales	176,556,124
Net realized gain on investments	(19,838,311)
Net change in unrealized appreciation on investments	(48,464,249)
(Increase)/Decrease in assets:
Dividends receivable	(3,961,011)
Prepaid expenses and other assets	85,559
Increase/(Decrease) in liabilities:
Lines of credit interest payable	43,054
Shareholder servicing fees payable	27,034
Transfer agency fees payable	37,427
Investment advisory fees payable	1,105,780
Distribution fees payable	218,334
Administration fees payable	15,518
Trustees' fees payable	(580)
Chief compliance officer fees payable	7,071
Legal fees payable	6,364
Accrued expenses and other liabilities	784,488
Net cash used in operating activities	(627,880,833)

Cash Flows from Financing Activities:
Cash provided by lines of credit	(145,000,000)
Proceeds from shares sold	829,671,006
Payment on shares redeemed	(174,149,391)
Cash distributions paid	(33,268,800)
Net cash provided by financing activities	477,252,815

Net decrease in cash & cash equivalents	(150,628,018)
Cash & cash equivalents, beginning of period	209,253,538
Cash & cash equivalents, end of period	$58,625,520

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$50,351,062
Cash paid for interest on lines of credit during the period was:	$4,731,905

See Notes to Financial Statements.

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Net asset value, beginning of period	$26.63	$25.97	$25.31	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.28	0.24	0.09	0.01
Net realized and unrealized gain	1.14	1.81	1.90	0.60
Total from investment operations	1.42	2.05	1.99	0.61

DISTRIBUTIONS:
From net investment income	–	(0.02)	–	–
From net realized gain on investments	(0.30)	(0.32)	(0.32)	(0.01)
Return of capital	(1.10)	(1.05)	(1.01)	(0.29)
Total distributions(c)	(1.40)	(1.39)	(1.33)	(0.30)

Net increase in net asset value	0.02	0.66	0.66	0.31
Net asset value, end of period	$26.65	$26.63	$25.97	$25.31
TOTAL RETURN(d)	5.47%	8.07%	8.03%	2.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$639,448	$510,251	$130,847	$35,845
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.29%	2.41%	2.82%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.23%	2.23%	1.94%	N/A
Ratio of net investment income to average net assets(e)(f)	1.06%	0.92%	0.35%	N/A

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.97%	2.09%	2.79%	6.77	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.91%	1.91%	1.91%	1.91	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(f)	1.31%	1.05%	0.38%	0.15	%(g)
Portfolio turnover rate(h)	11%	8%	29%	7%

(a)	The Fund's Class A shares commenced operations on June 30, 2014.
(b)	Calculated using the average shares method.
(c)
Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept.  The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns.  Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital.  If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2017	21

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(e)
The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying private real estate investment funds in which the Fund invests which typically range from 0.80% to 1.00% on an annualized basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund.  The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Net asset value, beginning of period	$26.42	$25.95	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.08	0.04	0.00	(c)
Net realized and unrealized gain	1.12	1.82	0.09
Total from investment operations	1.20	1.86	0.09

DISTRIBUTIONS:
From net investment income	–	(0.03)	–
From net realized gain on investments	(0.30)	(0.32)	–
Return of capital	(1.08)	(1.04)	(0.34)
Total distributions(d)	(1.38)	(1.39)	(0.34)

Net increase/(decrease) in net asset value	(0.18)	0.47	(0.25)
Net asset value, end of period	$26.24	$26.42	$25.95
TOTAL RETURN(e)	4.68%	7.30%	0.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$445,191	$302,319	$13,547
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	3.04%	3.18%	3.32	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.98%	2.98%	2.69	%(g)
Ratio of net investment income to average net assets(f)(h)	0.30%	0.17%	0.00	%(g)(i)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	2.72%	2.86%	3.29	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.66%	2.66%	2.66	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)(h)	0.56%	0.29%	0.03	%(g)
Portfolio turnover rate(j)	11%	8%	29%

(a)	The Fund's Class C shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept.  The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns.  Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital.  If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

See Notes to Financial Statements.

Annual Report | September 30, 2017	23

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)
The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying private real estate investment funds in which the Fund invests which typically range from 0.80% to 1.00% on an annualized basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund.  The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(g)	Annualized.
(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Less than 0.005%.
(j)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Net asset value, beginning of period	$26.71	$25.98	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.35	0.31	0.03
Net realized and unrealized gain	1.15	1.82	0.09
Total from investment operations	1.50	2.13	0.12

DISTRIBUTIONS:
From net investment income	–	(0.03)	–
From net realized gain on investments	(0.30)	(0.32)	–
Return of capital	(1.11)	(1.05)	(0.34)
Total distributions(c)	(1.41)	(1.40)	(0.34)

Net increase/(decrease) in net asset value	0.09	0.73	(0.22)
Net asset value, end of period	$26.80	$26.71	$25.98
TOTAL RETURN(d)	5.75%	8.35%	0.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$657,954	$353,907	$74,095
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.04%	2.17%	2.20	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.97%	1.98%	1.69	%(f)
Ratio of net investment income to average net assets(e)(g)	1.31%	1.16%	0.71	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.73%	1.85%	2.17	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.66%	1.66%	1.66	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.55%	1.30%	0.74	%(f)
Portfolio turnover rate(h)	11%	8%	29%

(a)	The Fund's Class I shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)
Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept.  The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns.  Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital.  If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2017	25

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(e)
The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying private real estate investment funds in which the Fund invests which typically range from 0.80% to 1.00% on an annualized basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund.  The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Period Ended September 30, 2017(a)
Net asset value, beginning of period	$26.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13
Net realized and unrealized gain	1.33
Total from investment operations	1.46

DISTRIBUTIONS:
From net realized gain on investments	(0.30)
Return of capital	(1.10)
Total distributions(c)	(1.40)

Net increase/(decrease) in net asset value	0.06
Net asset value, end of period	$26.54
TOTAL RETURN(d)	5.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$117,018
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.71	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.66	%(f)
Ratio of net investment income to average net assets(e)(g)	0.57	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.46	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.41	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	0.77	%(f)
Portfolio turnover rate(h)	11%

(a)	The Fund’s Class M shares commenced operations on November 17, 2016.
(b)	Calculated using the average shares method.
(c)
Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept.  The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns.  Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital.  If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)
 Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying private real estate investment funds in which the Fund invests which typically range from 0.80% to 1.00% on an annualized basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund.  The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	27

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Period Ended September 30, 2017(a)
Net asset value, beginning of period	$26.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.12
Net realized and unrealized gain	0.59
Total from investment operations	0.71

DISTRIBUTIONS:
From net realized gain on investments	(0.15)
Return of capital	(0.55)
Total distributions(c)	(0.70)

Net increase/(decrease) in net asset value	0.01
Net asset value, end of period	$26.64
TOTAL RETURN(d)	2.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$13,833
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.44	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.39	%(f)
Ratio of net investment income to average net assets(e)(g)	1.05	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.21	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.16	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.23	%(f)
Portfolio turnover rate(h)	11%

(a)	The Fund’s Class L shares commenced operations on April 25, 2017.
(b)	Calculated using the average shares method.
(c)
Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept.  The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns.  Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital.  If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying private real estate investment funds in which the Fund invests which typically range from 0.80% to 1.00% on an annualized basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund.  The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	29

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2017

1. ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non‐diversified, closed‐end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange or market on which they are traded, on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price for securities held long and the last ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system‐defined closing price on the exchange or system in which such securities are principally traded. Short‐term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open‐end investment companies and exchange‐traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open‐ended funds are valued at their respective net asset values as reported by such investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Trustees”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s Net Asset Value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker‐dealer or independent pricing service is inaccurate.

Annual Report | September 30, 2017	31

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2017

Valuation of Private Equity REITS – The Fund may invest a significant portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non‐calendar quarter‐end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary index that the Valuation Committee has deemed to be representative of the entire Private REIT market. In the event that a price is not provided by the Private REIT, the fair valuation procedures will be followed. As of September 30, 2017, all of the Fund’s investments in Private REITs were valued at the respective NAVs of the Private REITs.

Fair Value Measurements – A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These investments are then categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the least observable input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of September 30, 2017:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$1,589,743,777
Publicly Traded Securities	279,221,081	–	–	279,221,081
Total	$279,221,081	$–	$–	$1,868,964,858

(a)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

32	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2017

There were no transfers between Levels 1, 2 and 3 during the year ended September 30, 2017. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

For the year ended September 30, 2017, the Fund did not use unobservable inputs (Level 3) when determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex‐dividend date.

Exchange‐Traded Funds (“ETFs”) – The Fund may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Industry Concentration – If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2017, the Fund had 99.76% of the value of its net assets invested within the Real Estate industry.

Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex‐dividend date.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s open tax years returns or expected to be taken in the Fund’s 2017 returns.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory
Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

Annual Report | September 30, 2017	33

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2017

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement will be in effect until at least February 1, 2018 (for Class A, C, I, and M shares) and May 31, 2018 for Class L shares and can be extended at the discretion of the Adviser and the Trustees. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitations to be exceeded.

During the year ended September 30, 2017, the fees waived/reimbursed under the Expense Limitation Agreement were as follows:

Fees Waived/ Reimbursed By Advisor
Griffin Institutional Access Real Estate Fund	$1,002,650

As of September 30, 2017, the balance of recoupable expenses for the Fund was as follows:

Fund	Expires September 30, 2018	Expires September 30, 2019	Expires September 30, 2020
Griffin Institutional Access Real Estate Fund	$757,224	$1,230,007	$1,002,650

Sub‐advisory services were provided to the Fund pursuant to agreements between the Adviser and both Aon Hewitt Investment Consulting, Inc. (formerly doing business as Hewitt EnnisKnupp, Inc.) and CenterSquare Investment Management, Inc. (the “Sub‐Advisers”). Under the terms of the sub‐advisory agreements, the Adviser compensates the Sub‐Advisers based on a portion of the Fund’s average daily net assets which they had been allocated to manage.

Fund Administration and Accounting Fees and Expenses
ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent
DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

Compliance Services
Cipperman Compliance Services LLC provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Cipperman Compliance Services LLC and the Fund.

Distributor
The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Class C and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a quarterly basis. Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L, payable on a quarterly basis. For the year ended September 30, 2017, Class C, Class M and Class L shares incurred distribution fees of $2,884,213, $256,530 and $4,761, respectively. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the year ended September 30, 2017, Class A, Class C and Class L shares incurred shareholder servicing fees of $1,479,889, $961,404 and $4,761, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator and the Transfer Agent. For the year ended September 30, 2017, the Distributor received $1,049,378 in underwriting commissions for sales of the Fund’s Class A shares, none of which was retained by the principal underwriter or other affiliated broker‐dealers.

34	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2017

Officer and Trustee Compensation
Effective October 1, 2016, each Trustee who is not affiliated with the Trust or Adviser receives an annual retainer of $50,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per non‐interested Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year and any telephonic meeting to review the agenda of any upcoming meeting of the Board). The chairperson of the Audit Committee receives an additional annual retainer of $10,000. None of the Fund’s executive officers receive compensation from the Fund.

Prior to October 1, 2016, each Trustee who is not affiliated with the Fund or the Adviser received a quarterly fee of $5,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, and $500 per each special telephonic meeting.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short‐term securities, for the year ended September 30, 2017 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Griffin Institutional Access Real Estate Fund	$808,582,356	$168,314,986

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end.

For the year ended September 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments
Griffin Institutional Access Real Estate Fund	$(754)	$(23,764,832)	$23,765,586

The tax character of distributions paid for the years ended September 30, 2017 and September 30, 2016 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2017	$1,146,088	$16,717,107	$65,756,667
2016	2,980,925	1,881,291	34,615,822

As of September 30, 2017 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
Griffin Institutional Access Real Estate Fund	$(19,027,488)	$134,892,238	$115,864,750

Annual Report | September 30, 2017	35

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2017

As of September 30, 2017, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Griffin Institutional Access Real Estate Fund	$148,359,143	$(13,466,905)	$134,892,238	$1,734,072,620

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the investments in partnerships, wash sales and certain other investments.

The Fund elects to defer to the period ending September 30, 2018, late year ordinary losses in the amount of $19,027,488.

6.  LINE OF CREDIT

The Fund has entered into secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”) and Credit Suisse First Boston Ltd.  (“Credit Suisse”) (collectively the “Banks”) for the purpose of investment  purchases  subject to the limitations of the 1940 Act  for borrowings.

Borrowings under the BNP arrangement bear interest at the 3 month LIBOR plus 95 basis points at the time of borrowing. During the year ended September 30, 2017, the Fund incurred $1,105,457 of interest expense related to the BNP borrowings. Average borrowings and the average interest rate for the days the BNP line of credit was outstanding during the year ended September 30, 2017 were $52,815,698 and 2.08%, respectively. The largest outstanding borrowing during the year ended September 30, 2017 relating to BNP was $85,063,378. As of September 30, 2017, the Fund had $20,000,000 of outstanding borrowings relating to BNP.

Borrowings under the Credit Suisse arrangement bear interest at the 3 month LIBOR plus 250 basis points at the time of borrowing. During the year ended September 30, 2017, the Fund incurred $2,623,314 of interest expense related to the Credit Suisse borrowings. The unused amount under the Credit Suisse arrangement incurs a fee equal to 90 basis points. During the year ended September 30, 2017, the Fund incurred total unused fees of $1,046,188 which is included in interest expense. Average borrowings and the average interest rate for the days the Credit Suisse line of credit was outstanding during the year ended September 30, 2017 were $73,157,534 and 3.60%, respectively. The largest outstanding borrowing during the year ended September 30, 2017 relating to Credit Suisse was $199,500,000. As  of September 30, 2017, the Fund had $49,500,000 of outstanding borrowings and $150,500,000 unused outstanding relating to Credit Suisse.

As collateral for the lines of credit, the Fund grants the Banks a first position security interest in and lien on securities of any kind or description held by the Fund in the pledge accounts. As of September 30, 2017, the Fund had $1,790,843,501 of the private and public securities pledged as collateral for its lines of credit.

7.  REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after  the Repurchase Request Deadline, or the next business day if the 14th day is not  a business day (each a “Repurchase Pricing Date”).

During the year ended September 30, 2017, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. No repurchase offer was oversubscribed.  The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 30, 2016	December 28, 2016	March 30, 2017	June 29, 2017
Repurchase Request Deadline	November 7, 2016	February 6, 2017	May 4, 2017	August 3, 2017
Repurchase Pricing Date	November 7, 2016	February 6, 2017	May 4, 2017	August 3, 2017
Amount Repurchased	$26,882,981	$34,760,034	$44,652,107	$67,854,269
Shares Repurchased	1,014,984	1,303,995	1,684,335	2,538,212

36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2017

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have  been evaluated  through the date the financial  statements  were issued.

The Fund completed a quarterly repurchase offer on November 6, 2017 which resulted in 2,975,411 of Fund shares being repurchased for $79,839,912.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2017	37

Report of Independent Registered
Griffin Institutional Access Real Estate Fund	Public Accounting Firm

To the Board of Trustees and the Shareholders of
Griffin Institutional Access Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Griffin Institutional Access Real Estate Fund, (the “Fund”) including the portfolio of investments, as of September 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two‐year period then ended and the financial highlights for each of the years and periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian, brokers, and other appropriate parties or by other appropriate procedures when necessary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Griffin Institutional Access Real Estate Fund as of September 30, 2017, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two‐year period then ended and its financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2017

38	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Additional Information

September 30, 2017 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 888‐926‐2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30th is available without charge upon request by calling toll‐free 888‐926‐2688, or on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N‐Q. The filings are available upon request by calling 888‐926‐2688. Furthermore, you may obtain a copy  of the filing on the SEC’s website at http://www.sec.gov.  The Fund’s Form N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

3.  TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $16,717,107 as long‐term capital gain distribution for the year ended September 30, 2017.

Annual Report | September 30, 2017	39

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2017 (Unaudited)

The Adviser supervises the investments of the Fund pursuant to an Investment Advisory Agreement. At a meeting of the Fund’s Board of Trustees on May 22, 2017 the Trustees approved the continuation of the Investment Advisory Agreement for a one‐year term. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Adviser’s practices regarding brokerage and portfolio transactions; and (vi) the Adviser’s practices regarding possible conflicts of interest.

At  the  meeting,  the  Trustees  reviewed  various  informational  materials,  including  the  Investment  Advisory  Agreement  for  the  Fund  and  a memorandum from the Adviser to the Trustees containing information about the advisory firm and its business. The memorandum provided information about the Adviser’s finances, personnel, services to the Fund, investment advice, fees, and compliance program. It also contained information on Fund expenses, including comparative expense ratio information for other investment companies with strategies similar to the Fund. The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

The nature, extent, and quality of the services  provided by the Adviser.  The Trustees considered the responsibilities of the Adviser under the Management Agreement and reviewed the services provided to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience in the field, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that the Adviser seeks to achieve the Fund’s investment objective of generation of a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets, through pursuing strategic investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that the Adviser allocates between public and private real estate securities and allows the Fund to invest across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Trustees noted that the Fund’s principal officers are personnel of the Adviser and its affiliates serve the Fund without additional compensation. The Board noted the depth of experience of the personnel of the Adviser, and that the firm continues to grow its investment and support teams as the Fund grows.  After reviewing the foregoing information and further information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

The Investment Performance of the Fund.  The Trustees noted the Fund’s strong positive performance since its inception.  The Board acknowledged that the Fund outperformed the Barclays U.S. Aggregate Bond Index, and underperformed the S&P 500 in each of the since inception, trailing one year, and year to date through March 31, 2017 periods.  The Trustees further noted that the Fund outperformed each of its peers since inception and that much of the underperformance to the S&P 500 related to the market increase occurring after the recent presidential elections.  The Board also did note that the Fund had provided better risk‐adjusted returns than the S&P 500 since inception. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser; the level of commitment to the Fund and the Adviser by the principals of the Adviser; the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the balance sheet of the Adviser and discussed the financial  stability and profitability of the firm. The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement that limits the Fund’s annual operating expenses was still in effect and that to date, fund expenses have continued to exceed limitation and, thus the Adviser has continued to waive some of its expenses. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into the Fund, and the potential for the Adviser to generate soft dollars from Fund trades that may benefit the Adviser’s other clients. The Trustees  then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the management fee was amongst the highest of the peer funds, but noted that other funds had externalized certain services that the Adviser provided (such as research) as part of its management fees, and agreed that it was important to consider the entire expense ratio in the comparison.  In that regard,  they noted that the net expense ratio was below the average of the peer group. The Trustees noted that the Fund commenced operations on June 30, 2014 and has continued to gather assets and the Adviser has provided excellent service to the Fund. Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

40	1.888.926.2688 | www.griffincapital.com

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2017 (Unaudited)

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.  The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an  Expense  Limitation  Agreement.  The  Trustees  noted  that,  while  the  management  fee  remains  the  same  at  all  asset  levels,  the  Fund’s shareholders continue to benefit from the Fund’s expense limitation arrangement until the Fund’s assets grow to a level where the Fund’s expenses fell below the cap set by the arrangement and the Adviser begins receiving its full fee. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors.

The Adviser’s practices regarding brokerage and portfolio transactions.  The Trustees reviewed the Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker‐dealers used; any allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker‐dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

The Adviser’s practices regarding conflicts of interest.  The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of  ethics.  Following  further  consideration  and  discussion,  the  Board  indicated  that  the  Adviser’s  standards  and  practices  relating  to  the identification and mitigation of potential conflicts of interests continued to be  satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Advisory Agreement for the Fund.

Trustees Consideration and Approval of Continuation of Sub‐Advisory Agreement with Aon

Aon Hewitt Investment Consulting, Inc. (“Aon”) provides advisory services to the Fund by recommending private investment securities in which to invest to the Adviser pursuant to an Investment Sub‐Advisory Agreement. At a meeting of the Fund’s Board of Trustees on Aon, the Trustees approved the continuation of the Investment Sub‐Advisory Agreement for a one‐year term. In considering whether to approve the Investment Sub‐Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by Aon; (ii) the investment performance of the Fund and Aon; (iii) the costs of the services  provided and profits realized by Aon and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) Aon’s practices regarding brokerage and portfolio transactions; and (vi) Aon’s practices regarding possible conflicts of interest.

The nature, extent, and quality of the services provided by Aon.  The Trustees considered the responsibilities of Aon under the Investment Sub‐Advisory Agreement and reviewed the services  provided to the Fund including, without limitation, Aon’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund and grow the Fund’s assets. The Trustees noted that Aon assists the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by pursuing strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Board also noted that Aon provides information utilized by the Adviser in investing across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. After reviewing the foregoing information and further information in the memorandum from Aon (e.g., Aon’s Form ADV and descriptions of Aon’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by Aon were satisfactory.

The investment performance of the Fund and Aon.  The Trustees discussed the performance of the private investments portion of the Fund.  The Trustees noted the Fund’s strong performance since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted the Adviser’s satisfaction with Aon’s performance.  After reviewing these considerations, the Board concluded that the investment performance of Aon was satisfactory.

Annual Report | September 30, 2017	41

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2017 (Unaudited)

The costs of the services  to be provided and  profits to be realized by Aon and its  affiliates  from the relationship with the Fund.  The Trustees evaluated Aon’s staffing, personnel, and methods of operating; the education and experience of Aon’s personnel; Aon’s compliance programs, policies, and procedures; the financial condition of Aon; the level of commitment to the Fund and Aon by the principals of Aon; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the balance sheet of Aon and discussed the financial stability and profitability of the firm. The Trustees  also considered potential benefits for Aon in managing the Fund, including promotion of the Aon name, the ability for Aon to place small accounts into the Fund, and the potential for Aon to generate soft dollars from Fund trades that may benefit Aon’s other clients. The Trustees noted that the Adviser paid the fee to Aon out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses were comparable to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services and noted that Aon’s fee, as part of the Adviser’s fee, was similar to the management fees for funds with similar investment strategies. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Aon by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Aon and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees  considered the Fund’s fee arrangements with Aon and noted that the sub‐advisory fee contained break points, which caused the Adviser to pay lower fees to Aon based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee  arrangements were fair and reasonable in relation to the nature and quality of the services provided by Aon.

Aon’s  practices  regarding  brokerage  and  portfolio  transactions.   The  Trustees  reviewed Aon  standards,  and  performance in  utilizing  those standards, for seeking best execution for Fund portfolio transactions. The Trustees noted that Aon does not engage in portfolio transactions directly on behalf of the Fund and makes recommendations to the Adviser.  After further review and discussion, the Board determined that Aon’s practices regarding brokerage and portfolio transactions were satisfactory.

Aon’s practices regarding conflicts of interest.  The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and Aon’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of Aon’s code of ethics. Following further consideration and discussion, the Board indicated that Aon’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Sub‐Advisory Agreement with Aon.

Trustees Consideration and Approval of Continuation of Sub‐Advisory Agreement with CenterSquare

CenterSquare Investment Management, Inc. (“CenterSquare”) provides advisory services to the Fund by managing the portion of the Fund’s assets allocated to public real estate related securities pursuant to an Investment Sub‐Advisory Agreement. At a meeting of the Fund’s Board of Trustees on May 22, 2017, the Trustees approved the continuation of the Investment Sub‐Advisory Agreement for a one‐year term. In considering whether to approve the Investment Sub‐Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including  the  following  material  factors:  (i)  the  nature,  extent,  and  quality  of  the  services  provided  by  CenterSquare;  (ii)  the  investment performance of the Fund and CenterSquare; (iii) the costs of the services provided and profits realized by CenterSquare and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) CenterSquare’s practices regarding brokerage and portfolio transactions; and (vi) CenterSquare’s practices regarding possible conflicts of interest.

The nature, extent, and quality of the services provided by CenterSquare.  The Trustees considered the responsibilities of CenterSquare under the Investment Sub‐Advisory Agreement and reviewed the services provided to the Fund including, without limitation, CenterSquare’s procedures for formulating  investment  recommendations  and  assuring  compliance  with  the  Fund’s  investment  objectives  and  limitations,  coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund and grow the Fund’s assets. The Trustees  noted that CenterSquare assists the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced  return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by pursuing strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that CenterSquare seeks to invest the Fund’s assets across a diversified set of public real estate securities. After  reviewing the foregoing information and further information in the memorandum from CenterSquare (e.g., CenterSquare’s Form ADV and descriptions of the firm's business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by CenterSquare were satisfactory and appropriate for the Fund.

42	1.888.926.2688 | www.griffincapital.com

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2017 (Unaudited)

The investment performance of the Fund and CenterSquare. The Trustees discussed the performance of the public investments portion of the Fund, noting that the public sleeve had recently suffered from significant market volatility, but that CenterSquare appeared to have invested in a portfolio that was focused on and would provide strong longer term returns. The Board noted the Adviser’s confidence in the ability of CenterSquare to provide the Fund strong returns over the long term. After discussion of this performance and related matters, the Board concluded that the investment performance of CenterSquare was satisfactory.

The costs of the services to be provided and profits to be realized by CenterSquare and its affiliates from the relationship with the Fund.  The Trustees evaluated CenterSquare’s staffing, personnel,  and methods of operating; the education and experience of CenterSquare’s personnel; CenterSquare’s compliance programs, policies, and procedures; the financial condition of CenterSquare; the level of commitment to the Fund and CenterSquare by the principals of CenterSquare; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the balance sheet of CenterSquare and discussed the financial stability and profitability of the firm. The Trustees also considered potential benefits for CenterSquare in managing the Fund, including promotion of the CenterSquare name, the ability for CenterSquare to place small accounts into the Fund, and the potential for CenterSquare to generate soft dollars from Fund trades that may benefit CenterSquare’s other clients. The Trustees noted that the Adviser paid the fee to CenterSquare out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses were comparable to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services and noted that CenterSquare’s fee, as part of the Adviser’s fee, was similar to the management fees for funds with similar investment strategies. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CenterSquare by the Fund were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered the Fund’s fee arrangements with CenterSquare  and noted that the sub‐advisory fees contained break points, under which the Adviser pays CenterSquare lower fees as a percentage of assets at higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s  fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare.

CenterSquare’s practices regarding brokerage and portfolio transactions.  The Trustees reviewed CenterSquare standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker‐dealers used; any anticipated allocation of portfolio business to persons affiliated with CenterSquare; and the extent to which the Fund allocates portfolio business to broker‐dealers who provide research, statistical, or other services (“soft dollars”).  After further review and discussion, the Board determined that CenterSquare’s practices regarding brokerage and portfolio transactions were satisfactory.

CenterSquare’s practices regarding conflicts of interest.  The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and CenterSquare’s  other  accounts;  the  method  for  bunching  of  portfolio  securities  transactions;  and  the  substance  and  administration  of CenterSquare’s code of ethics. Following further consideration and discussion, the Board indicated that CenterSquare’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Sub‐Advisory Agreement  with CenterSquare.

Annual Report | September 30, 2017	43

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2017 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s  organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll‐free at 888‐926‐2688.

INDEPENDENT TRUSTEES

Name, Address and Age	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathan Headrick Age: 43	Trustee Since 2014	General Counsel, Triloma Capital (private equity firm), 2013‐present; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013‐present; President, Bluerock Capital Markets (public and private equity fund broker‐dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker‐dealer), 2008‐2013; and General Counsel, Corporate Capital Trust (Public non‐traded BDC), 2012‐2013.	1
Class of 1938 Foundation (nonprofit), 1996‐present; Orange County Regional History Center (nonprofit), 2005‐2013; Junior Achievement of Florida (nonprofit), 2007‐2011; Florida Children’s Hospital (nonprofit), 2007‐2011; and United Cerebral Palsy of Central Florida (nonprofit), 2004‐2011.

Robb Chapin Age: 55	Trustee Since 2014	Chief Executive Officer, ROC Senior Housing Fund Manager, LLC (real estate fund management), 2013‐ present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005‐2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012‐2013.	1	ROC Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013‐present.
Ira Cohen Age: 58	Trustee Since 2014	Executive Vice President, Recognos Financial (financial data services firm), 2015‐present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005‐present.	1	Valued Advisers Trust (14 portfolios), 2010‐present; and Angel Oak Funds Trust (2 portfolios), 2014‐present.

44	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2017 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Kevin Shields Age: 59	President and Trustee Since 2014	Chairman and Chief Executive Officer of Griffin Capital Corporation; Chief Executive Officer of Griffin Capital Securities, LLC; President and Director, Griffin‐Benefit Street Partners BDC Corp.; President and Chief Executive Officer of Griffin Capital Essential Asset REIT, Inc. and Griffin Capital Essential Asset REIT II, Inc.	1
President, Griffin Institutional Access Credit Fund, 2017‐
Present; Chairman, Griffin Capital Corporation; 1995‐
present; Director, Griffin Capital Essential Asset REIT,
Inc., 2008‐ present; Director, Griffin Capital Essential Asset REIT II, Inc. 2014‐ present; Director., Griffin‐Benefit Street Partners BDC Corp., 2014‐present.

Joseph Miller Age: 54	Treasurer Since 2014	Chief Financial Officer, Griffin Capital Corporation; Chief Financial Officer, Griffin‐Benefit Street Partners BDC Corp.	N/A	Treasurer, Griffin Institutional Access Credit Fund, 2017‐Present
Randy Anderson Age: 49	Portfolio Manager, Secretary and Trustee Since 2014	Chief Economist, Griffin Capital Corporation; Chief Investment Officer, Griffin Capital Advisor, LLC; President, Griffin Capital Asset Management Company, LLC; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company; Executive Vice President, Griffin‐Benefit Street Partners BDC Corp.	1	Executive Vice President and Secretary, Griffin Institutional Access Credit Fund, 2017‐Present
Jay Haas, Jr. Age: 46	Chief Compliance Officer Since 2016
Compliance Director, Cipperman Compliance Services, LLC (compliance services provider). 2014‐present; Risk Manager, Vanguard (asset manager), 2011‐2014; Compliance Manual, Vanguard Marketing Corporation (asset manager), 2006‐2011.
			N/A	Chief Compliance Officer, Griffin Institutional Access Credit Fund, 2017‐Present
Alan Gattis Age: 37	Assistant Treasurer Since 2014	Fund Controller, ALPS Fund Services, Inc., 2011‐present; Audit Manager, Spicer Jeffries LLP (a public accounting firm), 2009‐2011; Auditor, PricewaterhouseCoopers LLP, 2004‐2009.	N/A	Assistant Treasurer, Griffin Institutional Access Credit Fund, 2017‐Present
Howard S. Hirsch Age: 51	Vice President and Assistant Secretary Since 2015
Vice President and General Counsel – Securities, Griffin Capital Corporation, 2014‐present; Vice President and Secretary; Griffin‐Benefit Street Partners BDC Corp., 2014‐present; Vice President, Griffin Capital BDC Advisor, LLC, 2014‐present; Vice President and Secretary, Griffin Capital Essential Asset REIT II, Inc., 2014‐present; Vice President and Secretary, Griffin Capital Essential Asset REIT, Inc., 2015‐present; Shareholder, Baker Donelson, Caldwell & Berkowitz, PC, 2009‐2014.
			N/A	Vice President and Assistant Secretary, Griffin Institutional Access Credit Fund, 2017‐Present
Christopher Moore Age: 32	Assistant Secretary Since 2016	Senior Counsel, ALPS Fund Services, Inc. 2016‐present; Associate, Thompson Hine LLP 2013‐2016; Corporate Counsel, DSW Inc. 2012‐2013.	N/A	Assistant Secretary, Griffin Institutional Access Credit Fund, 2017‐Present

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Griffin Institutional Access Real Estate Fund.

Annual Report | September 30, 2017	45

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612
949.270.9300

www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, Member FINRA.

©2017 Griffin Institutional Access Real Estate Fund. All rights reserved.

GFC000640 | Exp. 12.31.2018

GX-IU3754(1217)

Item 2.  Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee.  The Board of Trustees of the registrant has designated Mr. Ira Cohen as the registrant’s Audit Committee Financial Expert.  Mr. Cohen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s last two fiscal years ended September 30, 2016 and September 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $17,500 and $17,500, respectively.

(b)
Audit-Related Fees:  For the registrant’s last two fiscal years ended September 30, 2016 and September 30, 2017, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)
Tax Fees:  For the registrant’s last two fiscal years ended September 30, 2016 and September 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant were $3,000 and $3,000, respectively.

(d)
All Other Fees:  For the registrant’s last two fiscal years ended September 30, 2016 and September 30, 2017, the aggregate fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were provided by the principal accountant, $0 and $0, respectively.

(e)	(1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)
For the registrant’s last two fiscal year ended September 30, 2016 and September 30, 2017, the aggregate non-audit fees for services rendered to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $3,000 and $3,000, respectively.

(h)
The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy

Griffin Capital Advisor, LLC (the – “Adviser”), as a matter of policy and as a fiduciary to the Clients, has responsibility for voting proxies for securities consistent with the best interests of Clients. The Adviser maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy policies and practices and the availability of the Adviser’s proxy voting record. The Adviser does not vote proxies regarding securities held by Underlying Funds but rather, may vote on issues regarding the Underlying Funds. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of Clients; this policy is intended to comply with Rule 206(4)-6 in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from an Underlying Fund.

Background

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients,  which must include how  an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The Adviser is responsible for the allocation of, or in the case of the Non-discretionary Client, recommendations regarding the allocation of, assets on behalf of the Clients to Underlying Funds, which may include hedge funds and other alternative investment pools that are structured as limited partnerships, limited liability companies or offshore corporations.  The voting rights of the Clients, as holders of interests in Underlying Funds, are generally contract rights set out in the organizational documents (e.g., the limited partnership agreement, limited liability company agreement, memorandum and articles of association of the Underlying Funds). Underlying Funds, if privately placed, generally are not subject to the regulatory scheme applicable to public companies. Because most, if not all, of the Underlying Funds are privately placed, they generally do not issue proxies. Instead, they may solicit consents from their limited partners, members or shareholders. The term - Proxies will refer to any such consents or other action requiring a vote as well as any per se proxies.

Responsibility

The CCO has responsibility for implementation and monitoring of the Adviser’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in its procedures.

Procedure

The Adviser has adopted procedures to implement the firm’s proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following:

Voting Procedures

•
In the event Adviser employees, officers, or directors receive proxy materials on behalf of a Client, the employees, officers and directors will forward such materials to the appropriate Portfolio Manager;

•	Such Portfolio Manager will determine which Client(s) hold the interest in an Underlying Fund to which the Proxy relates;

•
The Portfolio Manager will (absent material conflicts of interest as described below in Material Conflicts of Interest) analyze the proxy materials and make a written recommendation to the voting members of the Investment Committee as to how to vote each Proxy. Along with his or her recommendation, the Portfolio Manager will provide a written certification, provided in Exhibit A to this policy, that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy. The Portfolio Manager may take into account information provided by the Underlying Fund’s personnel regarding the nature of the proxy.

•
Absent material conflicts, the President of the Adviser, in consultation with the Investment Committee, will determine how the Adviser should vote the Proxy in accordance with applicable voting guidelines (see below), taking into account the recommendation of the Portfolio Manager.  Each voting member of the Investment Committee, including the President of the Adviser, will provide a written certification that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy, and document that person’s proxy voting recommendation.  (Certification provided in Exhibit A.)  The Investment Committee is responsible for ensuring that the decision is communicated to the Portfolio Manager promptly. The Portfolio Manager is responsible for coordinating this process in a timely and appropriate manner and delivering the Proxy to the Underlying Fund prior to the deadline.

•	The Portfolio Manager will provide the CCO with a completed Exhibit A, any supporting documentation and the executed Proxy.

•
The Adviser has sole discretion to vote proxies on behalf of the Non-discretionary Clients provided that, in each case, implementation of the outcome of the proxy vote would not cause the Non-discretionary Client’s portfolio to be out of compliance with its Investment Guidelines. If the outcome that might result from a proxy solicitation could cause any Non- discretionary Client to fall out of compliance with its Investment Guidelines, the Adviser shall consult each such Non-discretionary Client prior to voting the proxy and shall take direction from such Non-discretionary Client, in the form of a completed Exhibit B, as to how to vote the proxy.

Voting Guidelines

•
In the absence of specific voting guidelines from the particular Client, the Adviser will vote Proxies in the best interests of such Client. The Clients are permitted to place reasonable restrictions on the Adviser’s voting authority; Non-discretionary Clients may elect to retain full discretion regarding Proxies.

•
Because in the context of Underlying Funds each solicited vote raises unique questions, each Proxy with respect to an Underlying Funds will be analyzed by the Portfolio Manager, and in turn the President and the Investment Committee, on a case-by-case basis.

•
Situations may arise in which more than one Client invests in the same Underlying Fund. In addition, two or more Clients may have different investment objectives or investment styles. As a result, the Adviser may cast different votes on behalf of different Clients.

•
The Adviser may determine not to vote a Proxy if doing so would not be in a Client’s best interest, such as when the Adviser determines that the cost of voting the Proxy exceeds the expected benefit to the Client.

Material Conflicts of Interest and Proxy Voting Committee

•
Material conflicts of interest may arise in situations that include, but are not limited to, when an Underlying Fund or an affiliate of such Underlying Fund has a relationship with the Fund or an affiliate of the Adviser and such Underlying Fund is soliciting proxies and failure to vote in a certain way may affect the Adviser’s relationship with such company and materially impact the Adviser’s business; or when a personal relationship between an Adviser officer and management of a company or other proponents of proxy proposals could impact the voting decision.

•	If a material conflict of interest exists for the Adviser, the Legal Department will determine how to vote the Proxy.

•
If a material conflict of interest exists for the Portfolio Manager that normally would have formulated the proxy voting recommendation for the Underlying Fund, such Portfolio Manager should disclose the conflict to the CCO. The CCO will designate another Portfolio Manager the responsibility to form a proxy voting recommendation and serve as the original Portfolio Manager would have done in the proxy voting process.

•	The Adviser will maintain a record of the analysis of any potential conflict of interest and its resolution.

Disclosure

•
The Adviser will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that the Clients and Investors may request information regarding how the Adviser voted a Client’s Proxies, and that the Clients and Investors may request a copy of these policies and procedures.

Requests for Information

•	All requests for information regarding proxy votes, or policies and procedures, received by any Adviser employee, officer, or director should be forwarded to the CCO.

•	In response to any request from a Client or an Investor, the CCO will prepare a written response with the information requested.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the Adviser’s Recordkeeping Policy:

•	These policies and procedures and any amendments;

•	Each Proxy statement that the Adviser receives;

•	A record of each vote that the Adviser casts;

•	Any document the Adviser created that was material to making a decision how to vote Proxies, or that memorializes that decision;

•	A copy of each written request from a Client or Investor for information on how the Adviser voted such Client’s Proxies, and a copy of any written response.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Randy I. Anderson Ph.D. CRE — Dr. Anderson serves as Chief Investment Officer of our advisor and Portfolio Manager of Griffin Institutional Access Real Estate Fund. Additionally, Dr. Anderson serves as the Chief Economist of Griffin Capital Corporation, a position he has held since joining Griffin Capital Corporation in 2014. Previously, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC., including founding partner of the Bluerock Total Income + Real Estate Fund where he was the portfolio manager. Prior to Bluerock, Dr. Anderson was a founding partner of Franklin Square Capital Partners, the firm that pioneered the non-traded Business Development Company. Dr. Anderson also served as the Chief Economist and a Division President for CNL Real Estate Advisors, as the Chief Economist and Director of Research for the Marcus and Millichap Company where he served on the Investment Committee, and as Vice President of Research at Prudential Real Estate Advisors. Dr. Anderson also served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida where he directed the research and education institute. Dr. Anderson was the former editor of the Journal of Real Estate Portfolio Management; was awarded the Counselors of Real Estate designation, named a Kinnard Young Scholar by the American Real Estate Society, and named both a NAIOP Research Foundation Distinguished Fellow and a Homer Hoyt Institute Fellow. Dr. Anderson received his bachelor’s degree in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

Spencer Propper — Mr. Propper serves as Vice President of Griffin Capital Advisor, LLC and Associate Portfolio Manager of Griffin Institutional Access Real Estate Fund. Additionally, Mr. Propper serves as Vice President, Product Development of Griffin Capital Corporation, a position he has held since joining Griffin Capital Corporation in 2014. Previously, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Masters of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

Dr. Randy Anderson, CIO of the Adviser is the Fund’s portfolio manager. Dr. Anderson has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2014. Spencer Propper serves as Vice President of Griffin Capital Advisor, LLC and Associate Portfolio Manager of the Fund since it commenced operations in 2014. Dr. Anderson and Mr. Propper receive a salary, retirement plan benefits and performance-based bonus from the Adviser. Because the Portfolio Manager and the Associate Portfolio Manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of the current SAI, Dr. Anderson and Mr. Propper owned no Fund shares.

As of September 30, 2017, Dr. Anderson and Mr. Propper were responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$99,972,638	1	$0.00
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0.00	0	$0.00

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:  December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:  December 7, 2017

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:  December 7, 2017